SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): July 31, 2002 (July 29, 2002)

                     ENDO PHARMACEUTICALS HOLDINGS INC.

           (Exact name of registrant as specified in its charter)


DELAWARE                               39040                      13-4022871
--------------------------------------------------------------------------------
(State or other            (Commission File Number)           (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


100 Painters Drive
Chadds Ford, Pennsylvania                                            19317
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(Address of principal executive offices)                           (Zip Code)


                                (610) 558-9800
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             (Registrant's telephone number, including area code)


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(a)      Financial Statements of Business Acquired.

                  Not applicable.

(b)      Pro Forma Financial Information.

                  Not applicable.

(c)      Exhibits.

Exhibit Number        Description
--------------        -----------

       99.1           Press Release of Endo Pharmaceuticals Holdings Inc.
                      dated July 29, 2002


Item 9.  Regulation FD Disclosure.
         -------------------------

         On July 29, 2002, the Registrant issued a press release, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 ENDO PHARMACEUTICALS HOLDINGS INC.
                                                            (Registrant)



                                 By:   /s/ CAROL A. AMMON
                                       ----------------------------------
                                       Name:  Carol A. Ammon
                                       Title: President & Chief Executive
                                       Officer


Dated:  July 31, 2002

                             INDEX TO EXHIBITS

Exhibit No.           Description
-----------           -----------

       99.1           Press Release of Endo Pharmaceuticals Holdings Inc.
                      dated July 29, 2002